NATIONWIDE MUTUAL FUNDS
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide NYSE Arca Tech 100 Index Fund (formerly, Nationwide Ziegler NYSE Arca Tech 100 Index Fund)
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund

Supplement dated June 4, 2020
to the Prospectus dated February 28, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the following information is added to Appendix A of the Prospectus:
Robert W. Baird & Co. Incorporated (“Baird”)
Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”) waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-end sales charge waivers on Class A shares available at Baird
•	shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund;
•	shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird;
•
shares purchased from the proceeds of redemptions from another Nationwide Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (i.e., Rights of Reinstatement);

•
a shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird; and

•
employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A or Class C shares available at Baird
●	shares redeemed from the death or disability of the shareholder;
●	shares sold as part of a systematic withdrawal plan as described in this Prospectus;
●	a return of excess contributions from an IRA account;
●
shares redeemed as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on the applicable IRS regulations as described in this Prospectus;

●	shares redeemed to pay Baird fees, but only if the transaction is initiated by Baird; and
●
shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (i.e., Rights of Reinstatement).

Front-end sales charge discounts available at Baird: Breakpoints, Rights of Accumulation and/or Letters of Intent
●	Breakpoints as described in this Prospectus;

●
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets; and

●	Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, through Baird, over a 13-month period of time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE